UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 30, 2018 (April 27, 2018)

Kimbell Royalty Partners, LP

(Exact name of registrant as specified in its charter)

Delaware	1-38005	47-5505475
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

777 Taylor Street, Suite 810 Fort Worth, Texas	76102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (817) 945-9700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company               ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.02(b).        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 30, 2018, Benny D. Duncan resigned from the board of directors (the “Board”) of Kimbell Royalty GP, LLC (the “General Partner”), the general partner of Kimbell Royalty Partners, LP (the “Partnership”). At the time of his resignation, Mr. Duncan was not a member of any committee of the Board.

Item 8.01.             Other Events.

Quarterly Distribution

On April 27, 2018, the Partnership announced that the Board declared a quarterly cash distribution of $0.42 per common unit for the quarter ended March 31, 2018. The distribution will be paid on May 14, 2018 to unitholders of record as of the close of business on May 7, 2018.

Corporate Governance Information

In connection with its annual certification to the New York Stock Exchange, the Partnership is providing the corporate governance information set forth below. This information is also available on the Partnership’s website at http://www.kimbellrp.com under “Investor Relations—Corporate Governance.”

The Board welcomes communications from our unitholders and other interested parties. Interested parties may communicate directly with the independent members of the Board by submitting correspondence in an envelope marked “Confidential” addressed to the “Independent Members of the Board” in care of the Secretary of the General Partner at the following address:

Kimbell Royalty Partners, LP

777 Taylor Street, Suite 810

Fort Worth, TX 76102

The Partnership’s corporate governance guidelines provide that the non-management directors of the Board will meet periodically in executive sessions without management participation. Additionally, all of the independent directors of the Board meet in executive sessions without management participation or participation by non-independent directors at least once a year. Currently, the chairman of the Audit Committee of the Board, Craig Stone, presides at the executive sessions of the non-management directors and the executive sessions of the independent directors.

Item 9.01.             Financial Statements and Exhibits.

(d) Exhibits

Number	Description
99.1	News release issued by Kimbell Royalty Partners, LP dated April 27, 2018.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIMBELL ROYALTY PARTNERS, LP

By:	Kimbell Royalty GP, LLC,
its general partner

By:	/s/ Matthew S. Daly
Matthew S. Daly
Chief Operating Officer

Date: April 30, 2018

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